UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): October 26, 2004

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  000-31293               77-0487526
-------------------------------  ----------------  -----------------------------
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
       Incorporation)               File Number)       Identification Number)


                           310 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On October 26, 2004, the Company issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1. The Company released certain non-GAAP information in the press release. Attached to the press release is a reconciliation to the non-GAAP information.

     On October 26, 2004, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release of Equinix, Inc. dated October 26, 2004, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   EQUINIX, INC.


DATE: October 26, 2004                             By: /s/ RENEE F. LANAM
                                                       -------------------------
                                                       Renee F. Lanam
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit
     Number                        Description
     -------                       -----------

     99.1                          Text of Press Release dated October 26, 2004.